UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06257 )

Exact name of registrant as specified in charter: Putnam Limited Duration Government Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: November 30, 2006

Date of reporting period: December 1, 2005— May 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Limited Duration Government Income Fund

5|31|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Limited Duration Government Income Fund

5| 31| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	17
Portfolio turnover	19
Risk	20
Your fund’s management	21
Terms and definitions	24
Trustee approval of management contract	26
Other information for shareholders	31
Financial statements	32

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Investors continue to keep a close watch on the course of the economy. Globally, it appears that, assuming economic growth exceeds 4% in 2006, we will have seen the strongest economic performance over a four-year period in over thirty years. Corporate profits have boomed around the world, business capacity utilization rates have moved up, and unemployment rates have come down. Given such a sustained period of robust growth, it is not surprising that prices have begun to rise, inflation rates have crept up, and central banks in many countries, particularly the Federal Reserve (the Fed) in the United States, have pushed interest rates higher.

In recent weeks, investors have worried that these higher rates could threaten the fundamentals of the global economy, prompting a widespread sell-off. However, we believe that today’s higher interest rates, far from being a threat to global economic fundamentals, are in fact an integral part of them. Higher interest rates are bringing business borrowing costs closer to the rate of return available from investments. In our view, this should help provide the basis for a longer and more durable business expansion and a continued healthy investment environment.

You can be assured that the investment professionals managing your fund are closely monitoring the factors that influence the performance of the securities in which your fund invests. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended May 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Limited Duration Government Income Fund: investing in government and mortgage-backed securities

The U.S. government raises capital through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various government bonds (called Treasuries). U.S. Treasuries are considered a safe investment because they are backed by the full faith and credit of the federal government. For this very reason, however, Treasuries also tend to generate relatively low returns. In addition, they are not readily available to individual investors.

Putnam Limited Duration Government Income Fund is a convenient way for individuals to take advantage of the quality and relative stability of U.S. Treasuries while pursuing a higher level of income than would generally be available from Treasuries alone. The fund also invests in mortgage-backed securities (MBSs). MBSs represent a stake in the principal from and interest paid on a collection of mortgages. Most MBSs are created when government agencies, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that agencies sell to financial entities, such as your fund. Because MBSs other than Ginnie Maes are not guaranteed directly by the U.S. government, and therefore carry a higher degree of risk than Treasury bonds, they also offer opportunities for higher returns.

By investing in high-quality Treasuries and MBSs as well as by limiting the fund's duration, your fund’s management team seeks to maintain a relatively low risk profile. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter- or limited-duration portfolio may help protect

Government bonds with limited durations have historically been less volatile than stocks.

principal when interest rates are rising, but it can reduce the fund’s potential for appreciation when rates fall.

Putnam Limited Duration Government Income Fund pursues its income and capital preservation objectives by employing multiple income-generating strategies across government bond security types, and by carefully managing risks such as interest-rate risk.

Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

The ABCs of MBSs

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association): Fannie Mae is a public company established by the U.S. government in 1938 to help make mortgage funds available to buyers. Fannie Mae does business with primary mortgage lenders (savings and loans, commercial banks, credit unions, and housing finance agencies).

Freddie Mac (Federal Home Loan Mortgage Corporation): Freddie Mac is another public company chartered by Congress to increase the funds available to mortgage financiers. Freddie Mac buys mortgages from primary lenders and develops MBSs that offer a guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose mortgage securities are backed by the full faith and credit of the U.S. government.

Putnam Limited Duration Government Income Fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital by allocating its assets among intermediate-maturity U.S. Treasuries, mortgage-backed securities, and other U.S. government agency securities. The fund may be appropriate for investors seeking current income.

Highlights

* During the semiannual period ended May 31, 2006, Putnam Limited Duration Government Income Fund’s class A shares had a total return of 0.24% without sales charges.

* The fund’s primary benchmark, the Lehman Intermediate Government Bond Index, returned 0.43% .

* The average return for the fund’s Lipper category, Short-Intermediate U.S. Government Funds, was 0.48% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 5/31/06

Since the fund’s inception (2/16/93), average annual return is 4.68% at NAV and 4.42% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	4.75%	4.40%	59.03%	53.86%

5 years	3.08	2.39	16.37	12.51

3 years	0.61	–0.51	1.83	–1.52

1 year	–0.56	–3.74	–0.56	–3.74

6 months	—	—	0.24	–3.03

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

Your fund delivered a modestly positive return at net asset value (NAV, or without sales charges) for the first half of its 2006 fiscal year, amid a challenging environment for bonds. Bond markets struggled in the face of a solidly growing economy, continued increases in the federal funds rate by the Fed, and rising inflationary pressures. The fund underperformed both its benchmark and Lipper peer group. An underweight to Ginnie Maes versus its benchmark hurt relative results as did an overweight to current-coupon MBSs at the expense of stronger-performing premium-coupon MBSs. These were the primary reasons for the fund’s underperformance of its benchmark. A shorter-than-benchmark duration contributed to relative returns. Duration is a measure of sensitivity to interest-rate changes; the shorter a fund’s duration, the less sensitive the portfolio is to changes in interest rates. We continued to keep duration conservatively short to protect against potential loss of principal in the event of rising interest rates. However, other funds in your fund’s peer group had even shorter durations and were less affected as interest rates rose slightly during the period. We believe this is the primary reason why your fund underperformed the average for its Lipper category.

Market overview

Over the six-month period, the U.S. economy continued to perform in robust fashion. Inflation was also stronger, more so than it has been in many years, stemming from sharp increases in commodity prices, especially crude oil and metals. Growth in the housing market, a long-term mainstay of the U.S. economy, seemed to level off. Corporations, benefiting from reduced debt levels and stronger balance sheets, began to increase capital spending in some areas, though not yet as broadly as economists might have liked. Acting on its primary mandate to maintain price stability in the face of inflationary pressures, the Fed continued to raise short-term interest rates at each Federal Open Market Committee meeting during the period. These actions extended the cycle of monetary tightening initiated in June 2004 as the Fed sought to slow the pace of economic growth and restrain inflation. Part of the Fed’s wish since mid-2004 has been to see longer-term rates (which the Fed has no direct control over) increase in order to cool the “economic engine.” After a long wait, these rates did finally begin to rise during this period, 60 basis points on average. (A basis point is one one-hundredth of a percentage point.) Historically, though, yield spreads (the difference in yield between short- and long-term rates) are still narrow: Longer-term fixed-income investors, i.e., those purchasing securities with maturities from two to 10 years, have typically been paid an extra 1% in yield relative to shorter-term securities. As of the end of May, this yield spread was only 20 basis points.

Another factor that continued to keep long-term interest rates stubbornly low was strong demand for U.S. government bonds from Asia. This demand has been seen primarily through large purchases of Treasury bonds by China and Taiwan in an effort to keep the Chinese yuan pegged to the U.S. dollar. (This helps to maintain low prices for Chinese exports within the United States.) With the relatively modest across-the-board increase in interest rates during the fund’s fiscal period,

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 5/31/06.

Bonds

Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. government bonds)	0.43%

Lehman Aggregate Bond Index (broad bond market)	0.01%

Lehman Municipal Bond Index (tax-exempt bonds)	1.51%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	4.56%

Equities

S&P 500 Index (broad stock market)	2.60%

Russell 1000 Index (large-company stocks)	2.77%

MSCI EAFE Index (international stocks)	15.30%

most bond indices posted positive returns, reflecting the earning of higher levels of interest in a somewhat negative environment for bond prices.

Strategy overview

We make two key strategic decisions in managing your fund. The first is to estimate the direction of interest rates based on factors such as economic indicators, Fed statements and strategy, and market sentiment. Based on these estimates, we then strive to position the portfolio to benefit from expected changes in interest rates and in the shape of the yield curve. The yield curve is a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity.

Our second major decision is to allocate portfolio holdings by market sector. We assess the relative attractiveness not only of sectors included in the benchmark (U.S. Treasuries and agencies) but also of sectors that are not in the benchmark but that are allowable investments within fund guidelines (MBSs, for example).

In addition, we make several strategic decisions related specifically to MBSs. We evaluate the relative appeal of pass-through securities issued by the Government National Mortgage Association (known as Ginnie Maes), the Federal National Mortgage Association (Fannie Maes), and the

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. A portion of the short-term investments reflects amount used to settle TBA (“to be announced”) purchase commitments, which are described in detail on page 53 .

Federal Home Loan Mortgage Corporation (Freddie Macs). We also consider the maturity (e.g., 30-year, 15-year, or adjustable-rate), coupon level (e.g., 5.5%, 6.5%, 7%), and seasoning (length of time in the market) of these securities in order to determine what we believe are the best risk/return trade-offs for the portfolio.

Your fund’s holdings

In keeping with its objective of capital preservation, the fund maintained a duration profile that was shorter than that of its benchmark throughout the period. As mentioned earlier in this report, this conservative positioning helped the fund’s relative performance versus its benchmark. However, its positioning was less conservative than many of the fund’s competitors.

In terms of sector allocations, the fund’s holdings in Treasury securities benefited performance. However, the fund had an underweight position in agency securities during the period, reflecting our belief that comparable risk/reward potential could be obtained in the mortgage-backed securities (MBS) market at more attractive prices. This underweight positioning helped the fund’s performance. We believe that over the long term, MBSs offer better relative value than agencies. Another, longer-term reason for preferring MBSs over agencies is that foreign central banks are gradually expanding their investment universe beyond Treasuries and agencies

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

to MBSs as they become more knowledgeable about the different types of U.S. government securities. This trend could lead to increased demand for these securities and, in turn, higher prices.

In terms of issuers, we continued to prefer Fannie Maes over Ginnie Maes and Freddie Macs during the period, a strategy that hindered returns because of strong demand from Asian banks for Ginnie Maes. In our view, however, Ginnie Maes have tended to be overpriced due to the Asian demand, as well as their constricted supply. The market for Fannie Maes continues to be larger and more liquid than markets for Ginnie Maes and Freddie Macs. The larger size of the market helps facilitate transactions.

The portfolio’s emphasis on longer-maturity securities (specifically, 30-year versus 15-year securities) benefited performance. We also continued to favor older, more seasoned securities, a positioning that was especially beneficial with regard to the fund’s “reperforming mortgage” holdings. These securities are repackaged mortgages that had previously incurred a default; payment of principal and interest for these mortgages is now guaranteed by Fannie Mae. Reperform-ing mortgages are notable for their lack of volatility stemming from prepayments.

During the six-month period, our emphasis on current-coupon MBSs over premium-coupon MBSs detracted slightly from performance. (Premium-coupon securities have coupons higher than current market rates whereas current-coupon securities, as their name indicates, reflect current rates.) Because investors sought higher yields, riskier premium-coupon mortgages outperformed.

Lastly, the fund benefited from its holdings in collateralized mortgage obligations (CMOs), mortgage instruments that separate mortgage pools (interest, principal, or a combination of the two) into different classes or “tranches.” Within the CMO universe we seek to take advantage of inconsistent pricing that results from different prepayment options among the various mortgage pools that make up the CMO. We look for opportunities to create cash flows that are similar to mortgages but have higher yields or cash flows that we believe carry less risk than mortgages with similar yields. The fund’s holdings in CMOs underperformed over the six-month period, but longer-term we believe they will prove to be beneficial.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe the housing market could well be the principal influence determining the direction of the U.S. economy over the coming months. Over the past several years, sustained spending by consumers — with their confidence boosted by ever-increasing property values — has kept the economy on track while corporations retrenched. If housing continues to stall, consumers may be stretched too thin to keep their spending at current levels. The first signs of a possible economic slowdown came at the end of the period, when job growth faltered. In addition, there could be increased volatility within the fixed-income markets in the coming months: With the Fed under new leadership, market participants are so far having difficulty assessing how much more Chairman Bernanke will tighten credit in order to restrain inflation.

With regard to sectors, we will continue to emphasize MBSs over agencies as we believe that select MBSs offer attractive value. Among the major issuers, we continue to favor Fannie Mae over Ginnie Mae and Freddie Mac. We also maintain a preference for longer-maturity instruments, whose higher yields support their prices while enhancing fund income, and for more seasoned securities, as they are less exposed to prepayment risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses.

Your fund’s performance

This section shows your fund’s performance for periods ended May 31, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 5/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/16/93)		(2/16/93)		(7/26/99)		(4/3/95)		(12/1/03)	(10/1/97)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	4.68%	4.42%	4.06%	4.06%	3.86%	3.86%	4.54%	4.38%	4.43%	4.84%

10 years	59.03	53.86	49.97	49.97	46.78	46.78	57.09	53.86	55.02	62.23
Annual average	4.75	4.40	4.14	4.14	3.91	3.91	4.62	4.40	4.48	4.96

5 years	16.37	12.51	12.89	12.89	12.09	12.09	15.65	13.36	15.01	17.85
Annual average	3.08	2.39	2.45	2.45	2.31	2.31	2.95	2.54	2.84	3.34

3 years	1.83	–1.52	0.01	–1.87	–0.44	–0.44	1.35	–0.72	1.11	2.63
Annual average	0.61	–0.51	0.00	–0.63	–0.15	–0.15	0.45	–0.24	0.37	0.87

1 year	–0.56	–3.74	–1.15	–4.04	–1.30	–2.26	–0.71	–2.77	–0.80	–0.30

6 months	0.24	–3.03	–0.05	–3.00	–0.12	–1.11	0.17	–1.77	0.13	0.38

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.25% and 2.00%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns

For periods ended 5/31/06

	Lehman	Lipper Short-
	Intermediate	Intermediate
	Government	U.S. Government Funds
	Bond Index	category average*

Annual average
(life of fund)	5.39%	4.78%

10 years	72.26	59.01
Annual average	5.59	4.74

5 years	22.50	17.54
Annual average	4.14	3.28

3 years	3.36	2.17
Annual average	1.11	0.71

1 year	0.22	0.17

6 months	0.43	0.48

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 5/31/06, there were 79, 77, 69, 64, and 48 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 5/31/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.089638		$0.074650	$0.070974	$0.085856		$0.083364	$0.095846

Capital gains

Long-term	0.003000		0.003000	0.003000	0.003000		0.003000	0.003000

Short-term	—		—	—	—		—	—

Total	$0.092638		$0.077650	$0.073974	$0.088856		$0.086364	$0.098846

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/05	$5.02	$5.19	$5.03	$5.02	$5.04	$5.14	$5.02	$5.01

5/31/06	4.94	5.11	4.95	4.94	4.96	5.06	4.94	4.93

Current yield
(end of period)

Current
dividend rate[1]	4.12%	3.98%	3.51%	3.37%	3.95%	3.87%	3.86%	4.37%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	4.12	3.98	3.52	3.37	3.97	3.89	3.87	4.37

Current 30-day
SEC yield[3]
(without
expense
limitation)	4.00	3.87	3.40	3.25	3.85	3.78	3.75	4.25

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter

Total return for periods ended 6/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/16/93)		(2/16/93)		(7/26/99)		(4/3/95)		(12/1/03)	(10/1/97)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	4.64%	4.38%	4.04%	4.04%	3.82%	3.82%	4.52%	4.36%	4.39%	4.80%

10 years	57.35	52.28	48.68	48.68	45.48	45.48	55.43	52.27	53.37	60.56
Annual average	4.64	4.30	4.05	4.05	3.82	3.82	4.51	4.29	4.37	4.85

5 years	15.96	12.11	12.71	12.71	11.70	11.70	15.48	13.19	14.58	17.45
Annual average	3.01	2.31	2.42	2.42	2.24	2.24	2.92	2.51	2.76	3.27

3 years	1.60	-1.74	-0.01	-1.89	-0.66	-0.66	1.32	-0.73	0.89	2.39
Annual average	0.53	-0.58	0.00	-0.63	-0.22	-0.22	0.44	-0.24	0.30	0.79

1 year	-0.69	-3.88	-1.27	-4.16	-1.43	-2.39	-0.64	-2.52	-0.94	-0.43

6 months	-0.43	-3.68	-0.51	-3.45	-0.79	-1.77	-0.30	-2.23	-0.54	-0.29

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Limited Duration Government Income Fund from December 1, 2005, to May 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.09	$ 8.08	$ 8.82	$ 5.84	$ 6.34	$ 3.85

Ending value (after expenses)	$1,002.40	$999.50	$998.80	$1,001.70	$1,001.30	$1,003.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2006, use the calculation method below. To find the value of your investment on December 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 12/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.14	$ 8.15	$ 8.90	$ 5.89	$ 6.39	$ 3.88

Ending value (after expenses)	$1,019.85	$1,016.85	$1,016.11	$1,019.10	$1,018.60	$1,021.09

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio*	1.02%	1.62%	1.77%	1.17%	1.27%	0.77%

Average annualized expense
ratio for Lipper peer group†	1.05%	1.65%	1.80%	1.20%	1.30%	0.80%

* Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam Limited Duration
Government Income Fund	389%*	263%	509%†	539%†	224%†

Lipper Short-Intermediate
U.S. Government Funds
category average	124%	130%	166%	145%	166%

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain transactions executed in connection with a short-term trading strategy.

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader of the fund. Rob Bloemker and Daniel Choquette are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of May 31, 2006, and May 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Kevin Cronin	2006	*

Portfolio Leader	2005	*

Rob Bloemker	2006			*

Portfolio Member	2005			*

Daniel Choquette	2006	*

Portfolio Member	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $480,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Equity Income Fund.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Daniel Choquette is also a Portfolio Member of Putnam American Government Income Fund and Putnam U.S. Government Income Trust.

Kevin Cronin, Rob Bloemker, and Daniel Choquette may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended May 31, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of May 31, 2006, and May 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 5/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC. Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge). Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Treasury and agency securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 42nd percentile in management fees and in the 50th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, had committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Short-Intermediate U.S. Government Funds) for the one-, three-, and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

24th	47th	50th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 83, 74, and 70 Lipper Short-Intermediate U.S. Government Funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Short-Intermediate U.S. Government Funds category for the one-, five-, and ten-year periods ended June 30, 2006, were 77%, 64%, and 58%, respectively. Over the one-, five-, and ten-year periods ended June 30, 2006, the fund ranked 60th out of 77, 41st out of 64, and 28th out of 48 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 5/31/06 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (12.6%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.5%)
Government National Mortgage Association
Adjustable Rate Mortgages
4 3/4s, July 20, 2026	$71,513	$71,961
4 1/2s, August 20, 2034	10,471,010	10,336,230
Government National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from December 15, 2023
to March 15, 2032	1,120,253	1,172,647
7s, with due dates from July 15, 2029 to May 15, 2032	175,157	181,843
		11,762,681

U.S. Government Agency Mortgage Obligations (10.1%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from April 1, 2016
to December 1, 2017	33,132	34,154
5 1/2s, October 1, 2018	741,735	731,536
Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from October 1, 2022
to November 1, 2030	222,653	231,076
7s, with due dates from December 1, 2031 to
December 1, 2035	5,632,645	5,775,515
7s, with due dates from September 1, 2007 to
January 1, 2015	459,096	467,567
6 1/2s, August 1, 2034	1,092,629	1,104,324
6 1/2s, with due dates from February 1, 2014
to February 1, 2017	1,218,786	1,240,305
6s, with due dates from March 1, 2014 to October 1, 2016	568,813	573,008
6s, TBA, June 1, 2036	7,500,000	7,408,008
5 1/2s, with due dates from April 1, 2036 to
May 1, 2036	5,211,008	5,019,462
5 1/2s, with due dates from January 1, 2009
to February 1, 2021	5,068,639	4,999,972
5s, with due dates from August 1, 2035 to May 1, 2036	3,900,058	3,659,218
5s, December 1, 2020	59,777	57,734
4 1/2s, with due dates from November 1, 2020
to October 1, 2035	15,478,264	14,611,522
4 1/2s, with due dates from March 1, 2020
to September 1, 2020	1,249,461	1,182,496
		47,095,897

Total U.S. government and agency mortgage obligations (cost $59,741,912)		$58,858,578

U.S. GOVERNMENT AGENCY OBLIGATIONS (8.9%)*

	Principal amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$9,600,000	$9,199,186
Freddie Mac
6 7/8s, September 15, 2010	6,752,000	7,134,508
6 5/8s, September 15, 2009	23,980,000	24,886,689

Total U.S. government agency obligations (cost $42,952,146)		$41,220,383

U.S. TREASURY OBLIGATIONS (35.2%)*

	Principal amount	Value

U.S. Treasury Notes
4 1/4s, August 15, 2014	$1,300,000	$1,225,656
4 1/4s, August 15, 2013	53,596,000	50,899,451
4s, February 15, 2014	25,000,000	23,246,095
3 1/4s, August 15, 2008	92,000,000	88,600,315

Total U.S. treasury obligations (cost $171,503,796)		$163,971,517

COLLATERALIZED MORTGAGE OBLIGATIONS (35.2%)*

	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
FRB Ser. 05-1, Class A5, 5.135s, 2042	$207,000	$198,858
Ser. 04-4, Class A6, 4.877s, 2042	34,000	31,855
Commercial Mortgage Pass-Through
Certificates
Ser. 06-C7, Class A4, 5.769s, 2046	6,752,000	6,761,453
FRB Ser. 04-LB3A, Class A5, 5.281s, 2037	20,000	19,446
CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C3, Class A5, 5.113s, 2036	76,000	72,499
Ser. 05-C4, Class A5, 5.104s, 2038	64,000	60,749
FRB Ser. 05-C5, Class A4, 5.1s, 2038	64,000	60,661
Ser. 04-C3, Class A3, 4.302s, 2036	161,000	155,216
Fannie Mae
FRB Ser. 05-45, Class FG, 22.306s, 2035	347,861	373,946
Ser. 03-W6, Class PT1, 9.544s, 2042	2,029,734	2,146,056
FRB Ser. 06-62, Class PS, 9.42s, 2036	656,000	687,191
Ser. 06-20, Class IP, Interest Only (IO), 8s, 2030	372,491	81,825
IFB Ser. 03-130, Class SJ, 7.675s, 2034	206,441	195,661
IFB Ser. 06-42, Class PS, 7.55s, 2036	645,000	614,476
Ser. 05-W3, Class 1A, 7 1/2s, 2045	1,759,546	1,831,181
Ser. 04-W8, Class 3A, 7 1/2s, 2044	2,961,117	3,077,218
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	588,045	610,856
Ser. 04-W2, Class 5A, 7 1/2s, 2044	608,053	631,702
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	1,592,042	1,653,360
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	349,518	362,985
Ser. 03-W1, Class 2A, 7 1/2s, 2042	839,706	868,184
Ser. 03-W4, Class 4A, 7 1/2s, 2042	512,597	530,194
Ser. 02-T18, Class A4, 7 1/2s, 2042	1,000,969	1,037,412

COLLATERALIZED MORTGAGE OBLIGATIONS (35.2%)* continued

	Principal amount	Value

Fannie Mae
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	$2,782,134	$2,883,465
Ser. 02-T16, Class A3, 7 1/2s, 2042	5,707,810	5,915,369
Ser. 02-T19, Class A3, 7 1/2s, 2042	1,128,859	1,170,035
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	512,624	531,349
Ser. 02-W4, Class A5, 7 1/2s, 2042	2,459,945	2,546,739
Ser. 02-W1, Class 2A, 7 1/2s, 2042	69,726	71,954
Ser. 02-14, Class A2, 7 1/2s, 2042	267,397	276,695
Ser. 01-T10, Class A2, 7 1/2s, 2041	1,595,437	1,648,459
Ser. 02-T4, Class A3, 7 1/2s, 2041	1,096,999	1,133,712
Ser. 02-T6, Class A2, 7 1/2s, 2041	381,827	394,125
Ser. 01-T12, Class A2, 7 1/2s, 2041	2,696,210	2,785,816
Ser. 01-T8, Class A1, 7 1/2s, 2041	434,890	448,730
Ser. 01-T7, Class A1, 7 1/2s, 2041	2,691,721	2,775,804
Ser. 01-T3, Class A1, 7 1/2s, 2040	10,007	10,323
Ser. 99-T2, Class A1, 7 1/2s, 2039	148,608	154,254
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	1,336,976	1,383,230
Ser. 02-T1, Class A3, 7 1/2s, 2031	1,984,229	2,052,396
Ser. 00-T6, Class A1, 7 1/2s, 2030	930,078	959,132
Ser. 02-W7, Class A5, 7 1/2s, 2029	271,247	280,963
Ser. 02-W3, Class A5, 7 1/2s, 2028	262,862	272,002
Ser. 02-26, Class A1, 7s, 2048	1,145,981	1,172,318
Ser. 04-W12, Class 1A3, 7s, 2044	824,351	846,168
Ser. 04-T3, Class 1A3, 7s, 2044	1,421,158	1,458,232
Ser. 04-T2, Class 1A3, 7s, 2043	470,848	483,161
Ser. 03-W8, Class 2A, 7s, 2042	4,805,519	4,925,302
Ser. 03-W3, Class 1A2, 7s, 2042	445,551	456,417
Ser. 02-T16, Class A2, 7s, 2042	3,216,199	3,294,361
Ser. 02-T19, Class A2, 7s, 2042	2,138,216	2,190,885
Ser. 01-T10, Class A1, 7s, 2041	903,519	923,548
Ser. 02-T4, Class A2, 7s, 2041	2,199,933	2,249,341
Ser. 04-W1, Class 2A2, 7s, 2033	3,318,568	3,404,103
IFB Ser. 05-74, Class CP, 6.119s, 2035	1,066,058	1,019,366
IFB Ser. 05-76, Class SA, 6.119s, 2034	754,610	713,667
IFB Ser. 05-74, Class CS, 6.047s, 2035	1,215,471	1,159,587
IFB Ser. 06-27, Class SP, 5.935s, 2036	651,000	615,802
IFB Ser. 06-8, Class HP, 5.935s, 2036	836,695	780,607
IFB Ser. 06-8, Class WK, 5.935s, 2036	1,255,250	1,168,191
IFB Ser. 05-106, Class US, 5.935s, 2035	1,291,171	1,231,644
IFB Ser. 05-99, Class SA, 5.935s, 2035	632,663	597,913
IFB Ser. 05-74, Class DM, 5.752s, 2035	1,221,794	1,143,901
IFB Ser. 05-114, Class SP, 5.607s, 2036	357,203	326,171
IFB Ser. 05-95, Class CP, 4.796s, 2035	101,747	95,049
IFB Ser. 05-106, Class JC, 4.368s, 2035	516,134	430,407
IFB Ser. 05-83, Class QP, 4.183s, 2034	404,274	351,679
IFB Ser. 05-93, Class AS, 4.172s, 2034	282,556	243,164
IFB Ser. 05-57, Class MN, 3.919s, 2035	896,663	824,894
IFB Ser. 05-56, Class TP, 2.906s, 2033	231,260	196,447
IFB Ser. 03-66, Class SA, IO, 2.569s, 2033	1,228,408	94,242
IFB Ser. 03-48, Class S, IO, 2.469s, 2033	547,440	38,748

COLLATERALIZED MORTGAGE OBLIGATIONS (35.2%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-113, Class DI, IO, 2.149s, 2036	$8,528,591	$490,750
IFB Ser. 04-51, Class S0, IO, 1.969s, 2034	308,857	14,478
IFB Ser. 05-65, Class KI, IO, 1.919s, 2035	12,419,340	652,786
IFB Ser. 05-90, Class SP, IO, 1.669s, 2035	2,007,491	109,810
IFB Ser. 05-82, Class SW, IO, 1.649s, 2035	4,608,727	181,829
IFB Ser. 05-82, Class SY, IO, 1.649s, 2035	5,864,011	231,354
IFB Ser. 05-45, Class EW, IO, 1.639s, 2035	8,946,415	400,082
IFB Ser. 05-47, Class SW, IO, 1.639s, 2035	3,038,503	117,267
IFB Ser. 05-105, Class S, IO, 1.619s, 2035	900,085	40,926
IFB Ser. 05-95, Class CI, IO, 1.619s, 2035	1,342,572	70,240
IFB Ser. 05-84, Class SG, IO, 1.619s, 2035	2,351,606	134,452
IFB Ser. 05-87, Class SG, IO, 1.619s, 2035	2,990,530	135,041
IFB Ser. 05-89, Class S, IO, 1.619s, 2035	8,301,708	321,043
IFB Ser. 05-69, Class AS, IO, 1.619s, 2035	613,092	29,984
IFB Ser. 05-104, Class NI, IO, 1.619s, 2035	401,395	23,694
IFB Ser. 04-92, Class S, IO, 1.619s, 2034	1,903,823	93,704
IFB Ser. 05-104, Class SI, IO, 1.619s, 2033	3,036,919	154,694
IFB Ser. 05-83, Class QI, IO, 1.609s, 2035	335,130	19,284
IFB Ser. 06-45, Class SM, IO, 1.6s, 2035	1,971,000	82,228
IFB Ser. 05-92, Class SC, IO, 1.599s, 2035	3,164,535	169,106
IFB Ser. 06-20, Class PI, IO, 1.599s, 2030	2,922,624	119,133
IFB Ser. 05-83, Class SL, IO, 1.589s, 2035	6,184,883	288,111
IFB Ser. 06-20, Class IG, IO, 1.569s, 2036	8,188,912	361,030
IFB Ser. 06-8, Class NS, IO, 1.549s, 2036	3,837,314	192,459
IFB Ser. 06-44, Class IS, IO, 1.52s, 2036	976,000	45,903
IFB Ser. 06-53, Class US, IO, 1.52s, 2036	1,404,000	65,209
IFB Ser. 06-20, Class IB, IO, 1.509s, 2036	3,508,854	148,154
IFB Ser. 05-95, Class OI, IO, 1.509s, 2035	188,904	10,605
IFB Ser. 03-124, Class ST, IO, 1.419s, 2034	864,612	31,072
IFB Ser. 03-112, Class SA, IO, 1.419s, 2028	1,179,963	35,583
IFB Ser. 05-67, Class BS, IO, 1.069s, 2035	1,593,022	46,546
IFB Ser. 05-74, Class SE, IO, 1.019s, 2035	6,146,144	159,410
IFB Ser. 05-82, Class SI, IO, 1.019s, 2035	5,152,966	129,831
IFB Ser. 05-74, Class NI, IO, 0.999s, 2035	5,584,220	195,829
IFB Ser. 05-87, Class SE, IO, 0.969s, 2035	11,898,205	334,637
IFB Ser. 04-54, Class SW, IO, 0.919s, 2033	723,572	17,637
Ser. 05-113, Class DO, Principal Only (PO), zero %,
2036	1,311,242	991,157
Ser. 363, Class 1, PO, zero %, 2035	10,761,162	7,374,821
Ser. 361, Class 1, PO, zero %, 2035	4,145,855	3,081,198
Ser. 05-65, Class KO, PO, zero %, 2035	372,737	289,357
Ser. 04-38, Class AO, PO, zero %, 2034	2,395,554	1,688,117
Ser. 342, Class 1, PO, zero %, 2033	490,450	358,437
Ser. 02-82, Class TO, PO, zero %, 2032	1,061,620	788,087
Ser. 04-61, Class CO, PO, zero %, 2031	440,000	317,350
Ser. 05-38, PO, zero %, 2031	130,000	88,156
FRB Ser. 05-117, Class GF, zero %, 2036	147,594	140,330
FRB Ser. 05-79, Class FE, zero %, 2035	435,928	507,975
FRB Ser. 05-81, Class DF, zero %, 2033	135,717	157,665

COLLATERALIZED MORTGAGE OBLIGATIONS (35.2%)* continued

	Principal amount	Value

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	$2,715,038	$2,823,710
Ser. T-58, Class 4A, 7 1/2s, 2043	724,428	750,116
Ser. T-42, Class A5, 7 1/2s, 2042	384,494	398,105
Ser. T-41, Class 3A, 7 1/2s, 2032	625,470	646,435
Ser. T-60, Class 1A2, 7s, 2044	936,676	960,688
Ser. T-59, Class 1A2, 7s, 2043	1,942,139	1,994,167
Ser. T-55, Class 1A2, 7s, 2043	1,155,740	1,179,857
Freddie Mac
FRB Ser. 3030, Class CF, 22.306s, 2035	360,133	423,494
IFB Ser. 2963, Class SV, 8.277s, 2034	269,000	260,163
IFB Ser. 3153, Class SX, 7.85s, 2036	988,000	985,818
Ser. 3114, Class BL, IO, 7 1/2s, 2030	147,778	30,235
IFB Ser. 3081, Class DC, 6.297s, 2035	502,797	460,052
IFB Ser. 3114, Class GK, 6.077s, 2036	323,652	296,393
IFB Ser. 2996, Class SA, 5.828s, 2035	439,075	386,935
IFB Ser. 2979, Class AS, 5.644s, 2034	226,245	209,347
IFB Ser. 3072, Class SA, 5.498s, 2035	194,705	171,630
IFB Ser. 3153, Class UT, 5.39s, 2036	572,000	504,207
IFB Ser. 3072, Class SM, 5.168s, 2035	311,349	270,205
IFB Ser. 3072, Class SB, 5.021s, 2035	293,781	253,398
IFB Ser. 3065, Class DC, 4.618s, 2035	763,964	655,559
IFB Ser. 3050, Class SA, 4.173s, 2034	534,643	460,419
IFB Ser. 3031, Class BS, 4.023s, 2035	1,064,424	920,173
IFB Ser. 3012, Class GP, 3.441s, 2035	579,733	522,027
IFB Ser. 2770, Class SH, IO, 2.019s, 2034	1,484,738	98,668
IFB Ser. 2594, Class SE, IO, 1.969s, 2030	1,529,553	72,654
IFB Ser. 2828, Class TI, IO, 1.969s, 2030	746,522	41,875
IFB Ser. 3033, Class SF, IO, 1.719s, 2035	1,117,658	39,817
IFB Ser. 3028, Class ES, IO, 1.669s, 2035	3,658,526	214,901
IFB Ser. 3042, Class SP, IO, 1.669s, 2035	828,396	49,124
IFB Ser. 3045, Class DI, IO, 1.649s, 2035	12,812,093	549,888
IFB Ser. 2981, Class AS, IO, 1.639s, 2035	1,979,027	77,924
IFB Ser. 2981, Class BS, IO, 1.639s, 2035	1,008,199	41,588
IFB Ser. 2981, Class CS, IO, 1.639s, 2035	1,348,295	54,775
IFB Ser. 3054, Class CS, IO, 1.619s, 2035	847,029	36,396
IFB Ser. 3107, Class DC, IO, 1.619s, 2035	1,836,959	115,958
IFB Ser. 3066, Class SI, IO, 1.619s, 2035	4,948,637	283,770
IFB Ser. 3031, Class BI, IO, 1.609s, 2035	718,591	41,740
IFB Ser. 3067, Class SI, IO, 1.569s, 2035	2,867,130	172,757
IFB Ser. 3114, Class TS, IO, 1.569s, 2030	5,582,223	220,391
IFB Ser. 3114, Class BI, IO, 1.569s, 2030	2,207,879	75,664
IFB Ser. 3128, Class JI, IO, 1.549s, 2036	1,469,679	77,843
IFB Ser. 3065, Class DI, IO, 1.539s, 2035	556,793	29,985
IFB Ser. 3145, Class GI, IO, 1.519s, 2036	1,184,237	68,834
IFB Ser. 3114, Class GI, IO, 1.519s, 2036	800,579	43,658
IFB Ser. 3081, Class DI, IO, 1.399s, 2035	698,399	34,377
IFB Ser. 3012, Class UI, IO, 1.339s, 2035	1,380,374	58,592
IFB Ser. 3016, Class SP, IO, 1.029s, 2035	730,712	19,867

COLLATERALIZED MORTGAGE OBLIGATIONS (35.2%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3016, Class SQ, IO, 1.029s, 2035	$1,703,742	$47,918
IFB Ser. 2937, Class SY, IO, 1.019s, 2035	713,425	18,585
IFB Ser. 3012, Class IG, IO, 0.999s, 2035	5,096,577	175,381
IFB Ser. 2957, Class SW, IO, 0.919s, 2035	3,960,028	95,907
IFB Ser. 2815, Class S, IO, 0.919s, 2032	1,695,717	41,374
Ser. 236, PO, zero %, 2036	313,320	225,636
Ser. 3045, Class DO, PO, zero %, 2035	979,759	712,508
Ser. 231, PO, zero %, 2035	39,053,637	27,150,550
Ser. 228, PO, zero %, 2035	2,232,631	1,619,220
FRB Ser. 3022, Class TC, zero %, 2035	149,874	185,656
FRB Ser. 2986, Class XT, zero %, 2035	89,618	101,842
FRB Ser. 2958, Class FL, zero %, 2035	381,257	365,539
FRB Ser. 3046, Class WF, zero %, 2035	212,481	214,579
FRB Ser. 3054, Class XF, zero %, 2034	87,539	94,761
FRB Ser. 3024, Class CW, zero %, 2034	120,204	123,414
FRB Ser. 3046, Class UF, zero %, 2033	420,559	435,039
Government National Mortgage Association
IFB Ser. 05-84, Class SB, 4.298s, 2035	388,663	342,477
IFB Ser. 05-68, Class DP, 4.191s, 2035	2,901,785	2,582,696
IFB Ser. 05-84, Class SL, 3.898s, 2035	1,937,553	1,643,116
IFB Ser. 05-66, Class SP, 3.898s, 2035	905,094	770,207
IFB Ser. 05-7, Class NP, 3.454s, 2033	299,043	271,041
Ser. 06-26, Class S, IO, 1.42s, 2036	4,648,000	200,407
IFB Ser. 05-65, Class SI, IO, 1.269s, 2035	7,162,979	255,669
IFB Ser. 05-68, Class KI, IO, 1.219s, 2035	19,393,000	944,912
IFB Ser. 05-68, Class SI, IO, 1.219s, 2035	12,496,417	485,962
IFB Ser. 06-14, Class S, IO, 1.169s, 2036	1,771,827	58,692
IFB Ser. 05-51, Class SJ, IO, 1.119s, 2035	3,732,880	143,484
IFB Ser. 05-68, Class S, IO, 1.119s, 2035	7,363,322	255,491
IFB Ser. 05-60, Class SJ, IO, 0.699s, 2034	6,064,967	144,989
Greenwich Capital Commercial Funding Corp. FRB
Ser. 05-GG5, Class A5, 5.224s, 2037	64,000	61,226
GS Mortgage Securities Corp. II
Ser. 04-GG2, Class A6, 5.396s, 2038	38,000	36,930
Ser. 05-GG4, Class A4, 4.761s, 2039	162,000	149,769
JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 06-CB14, Class AM, 5.446s, 2044	1,499,000	1,461,387
FRB Ser. 04-PNC1, Class A4, 5.544s, 2041	61,000	59,537
Ser. 05-CB12, Class A4, 4.895s, 2037	163,000	152,190
Ser. 04-C3, Class A5, 4.878s, 2042	155,000	144,821
LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	55,000	56,502
FRB Ser. 04-C4, Class A4, 5.134s, 2029	62,000	60,329
Merrill Lynch Mortgage Trust
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	158,000	147,624
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	154,000	142,335
Morgan Stanley Capital I Ser. 05-HQ6, Class A4A,
4.989s, 2042	64,000	60,424

Total collateralized mortgage obligations (cost $173,817,159)		$163,953,707

ASSET-BACKED SECURITIES (2.6%)*

		Principal amount	Value

Countrywide Home Loans 144A
Ser. 05-R1, Class 1AS, IO, 1.162s, 2035		$26,152,507	$923,510
Ser. 06-R1, Class AS, IO, 1.107s, 2036		25,195,235	936,948
Ser. 05-R3, Class AS, IO, 1.07s, 2035		22,925,350	845,372
Ser. 05-R2, Class 1AS, IO, 0.774s, 2035		12,261,233	348,679
GSR Mortgage Loan Trust FRB Ser. 04-12, Class 2A2,
3.554s, 2034		1,316,507	1,294,040
Residential Asset Mortgage Products, Inc. FRB
Ser. 06-RZ2, Class A2, 5.251s, 2036		1,656,000	1,656,000
Structured Adjustable Rate Mortgage Loan Trust FRB
Ser. 05-18, Class 6A1, 5.320s, 2035		2,961,117	2,927,805
Wells Fargo Mortgage Backed Securities
Trust
FRB Ser. 05-AR2, Class 2A1, 4.549s, 2035		1,640,431	1,603,193
FRB Ser. 04-R, Class 2A1, 4.351s, 2034		1,684,499	1,646,261

Total asset-backed securities (cost $12,178,040)			$12,181,808

PURCHASED OPTIONS OUTSTANDING (1.1%)*

	Expiration date/strike price	Contract amount	Value

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation to pay
a fixed rate swap of 5.085% semi-annually
versus the three month USD-LIBOR-BBA
maturing February 1, 2017.	Mar 07/$5.28	20,759,000	$826,650
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.28%
versus the three month USD-LIBOR-BBA
maturing on March 8, 2017.	Mar 07/$5.28	20,759,000	180,203
Option on an interest rate swap
with Lehman Brothers dated
December 9, 2005 for the right to receive
a fixed rate swap of 5.19% semi-annually
versus the three month LIBOR maturing
December 12, 2017.	Dec 07/$5.19	57,535,000	789,668
Option on an interest rate swap
with Lehman Brothers dated
December 9, 2005 for the obligation
to pay a fixed rate swap of 5.19%
semi-annually versus the three month
LIBOR maturing December 12, 2017.	Dec 07/$5.19	57,535,000	3,081,344
90 Day Euro-Euribor Interest Rate
Future (Put)	Mar 07/$94.75	116	89,175
90 Day Euro-Euribor Interest Rate
Future (Call)	Mar 07/$94.75	116	47,850

Total purchased options outstanding (cost $5,584,490)			$5,014,890

SHORT-TERM INVESTMENTS (6.6%)*

	Principal amount	Value

Interest in $276,000,000 joint tri-party repurchase
agreement dated May 31, 2006 with UBS
Securities, LLC. due June 1, 2006 with respect
to various U.S. government obligations — maturity
value of $30,104,222 for an effective yield
of 5.05% (collateralized by Fannie Mae and Freddie
Mac with yields ranging from 3.50% to 12.00% and
due dates ranging from July 1, 2006 to May 1, 2036,
valued at $281,520,091)	$30,100,000	$30,100,000
U.S. Treasury Bills for an effective yield of 4.53%,
August 17, 2006 #	600,000	593,968

Total short-term investments (cost $30,693,968)		$30,693,968

TOTAL INVESTMENTS

Total investments (cost $496,471,511)		$475,894,851

* Percentages indicated are based on net assets of $465,665,437.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts and written options at May 31, 2006.

At May 31, 2006, liquid assets totaling $8,673,909 have been designated as collateral for open forward commitments. \

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at May 31, 2006.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at May 31, 2006.

FUTURES CONTRACTS OUTSTANDING at 5/31/06 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro 90 day (Short)	365	$ 86,331,625	Mar-06	$ 632,715
Euro 90 day (Long)	463	109,470,563	Sep-06	(103,471)
Euro 90 day (Long)	131	31,008,519	Jun-06	(85,182)
U.S. Treasury Bond 20 yr (Short)	444	47,161,125	Sep-06	145,991
U.S. Treasury Note 10 yr (Long)	1612	169,134,063	Sep-06	(936,773)
U.S. Treasury Note 2 yr (Short)	1110	225,572,813	Sep-06	326,195
U.S. Treasury Note 5 yr (Short)	1416	146,710,875	Sep-06	538,809

Total				$ 518,284

WRITTEN OPTIONS OUTSTANDING at 5/31/06 (premiums received $4,563,960) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to receive a fixed rate of 4.55% versus the
three month LIBOR maturing on
July 5, 2017.	13,600,000	Jun 07/$4.55	$38,400
Option on an interest rate swap with
Lehman Brothers Special Financing, Inc.
dated January 30, 2006 for the obligation
to pay a fixed rate swap of 5.085%
semi-annually versus the three month
LIBOR maturing February 1, 2017.	38,243,000	Jan 07/$5.085	1,932,189
Option on an interest rate swap with
Lehman Brothers Special Financing, Inc.
dated January 30, 2006 for the right to
receive a fixed rate swap of 5.085%
semi-annually versus the three month
LIBOR maturing February 1, 2017.	38,243,000	Jan 07/$5.085	166,931
Option on an interest rate swap with
Lehman Brothers International for the
obligation to pay a fixed rate of 5.225%
semi-annually versus the three month
USD-LIBOR-BBA maturing
March 5, 2018.	9,910,000	Mar 08/$5.225	534,476
Option on an interest rate swap with
Citibank, N.A. for the right to receive a
fixed rate of 5.7% versus the three month
USD-LIBOR-BBA maturing on
May 14, 2018.	12,090,000	May 08/$5.70	435,845
Option on an interest rate swap with
Citibank, N.A. for the right to obligation
to pay a fixed rate of 5.7% versus the
three month USD-LIBOR-BBA maturing
on May 14, 2018.	12,090,000	May 08/$5.70	371,888
Option on an interest rate swap with
Lehman Brothers International for the
right to receive a fixed rate of 5.225%
semi-annually versus the three month
USD-LIBOR-BBA maturing
March 5, 2018.	9,910,000	Mar 08/$5.225	160,453
Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.55%
versus the three month LIBOR maturing
on July 5, 2017.	13,600,000	Jun 07/$4.55	1,178,895

Total			$4,819,077

TBA SALE COMMITMENTS OUTSTANDING at 5/31/06 (proceeds receivable $6,441,094) (Unaudited)

			Principal	Settlement
Agency			amount	date	Value

FNMA,6s, June 1, 2036			$6,500,000	06/13/06	$6,420,274

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/06 (Unaudited)

		Payments	Payments		Unrealized
Swap counterparty /	Termination	made by	received by		appreciation/
Notional amount	date	fund per annum	fund per annum		(depreciation)

Bank of America, N.A.
$26,940,000	9/1/15	3 month USD-LIBOR-BBA	4.53%		$(2,228,551)

6,530,000	5/31/16	5.58909%	3 month USD-LIBOR-BBA		46,318

24,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA		1,274,095

45,000,000	8/11/15	4.892%	3 month USD-LIBOR-BBA		1,969,429

Citibank, N.A.
131,500,000	4/4/09	3 month USD-LIBOR-BBA	5.264%		(779,912)

Goldman Sachs Capital Markets, L.P.
1,354,000	5/3/16	5.565%	3 month USD-LIBOR-BBA		12,083

JPMorgan Chase Bank, N.A.
22,000,000	10/21/15	4.916%	3 month USD-LIBOR-BBA		1,211,480

65,600,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%		(5,812,657)

1,847,000	8/2/15	4.6757%	3 month USD-LIBOR-BBA		(110,019)

28,000,000	3/30/08	3 month USD-LIBOR-BBA	5.163%		(151,804)

13,500,000	3/30/16	3 month USD-LIBOR-BBA	5.2755%		(399,748)

22,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA		921,761

Lehman Brothers Special Financing, Inc.
130,000,000	10/11/10	4.687%	3 month USD-LIBOR-BBA		4,309,950

91,000,000	2/4/10	3 month USD-LIBOR-BBA	4.089%		(3,472,567)

2,403,000	1/26/14	4.379%	3 month USD-LIBOR-BBA		161,969

4,692,000	1/26/14	4.375%	3 month USD-LIBOR-BBA		317,444

4,578,000	1/23/14	4.419%	3 month USD-LIBOR-BBA		298,443

4,578,000	1/23/14	4.408%	3 month USD-LIBOR-BBA		298,897

6,600,000	6/29/15	4.3059%	3 month USD-LIBOR-BBA		569,364

35,800,000	6/29/07	3.9334%	3 month USD-LIBOR-BBA		296,785

5,783,000	12/16/13	4.579%	3 month USD-LIBOR-BBA		310,603

4,268,000	12/15/13	4.710%	3 month USD-LIBOR-BBA		192,573

39,362,000	12/11/13	4.64101%	3 month USD-LIBOR-BBA		1,943,684

51,566,000	12/19/15	5.0265%	3 month USD-LIBOR-BBA		1,807,785

Total					$2,987,405

Statement of assets and liabilities 5/31/06 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $496,471,511)	$475,894,851

Cash	5,474,604

Interest and other receivables	3,374,372

Receivable for shares of the fund sold	175,639

Receivable for sales of delayed delivery securities (Note 1)	6,454,094

Unrealized appreciation on swap contracts (Note 1)	15,942,663

Receivable for variation margin (Note 1)	384,729

Total assets	507,700,952

LIABILITIES

Distributions payable to shareholders	135,965

Payable for purchases of delayed delivery securities (Note 1)	7,450,254

Payable for securities purchased	8,397,881

Payable for shares of the fund repurchased	839,687

Payable for compensation of Manager (Note 2)	616,823

Payable for investor servicing and custodian fees (Note 2)	74,373

Payable for Trustee compensation and expenses (Note 2)	80,154

Payable for administrative services (Note 2)	4,790

Payable for distribution fees (Note 2)	164,050

Written options outstanding, at value (premiums received $4,563,960) (Note 1)	4,819,077

Unrealized depreciation on swap contracts (Note 1)	12,955,258

TBA sales commitments, at value (proceeds receivable $6,441,094) (Note 1)	6,420,274

Other accrued expenses	76,929

Total liabilities	42,035,515

Net assets	$465,665,437

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$487,424,493

Undistributed net investment income (Note 1)	1,758,627

Accumulated net realized loss on investments (Note 1)	(6,212,415)

Net unrealized depreciation of investments	(17,305,268)

Total — Representing net assets applicable to capital shares outstanding	$465,665,437

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
Net asset value and redemption price per class A share
($211,455,039 divided by 42,832,210 shares)	$4.94

Offering price per class A share
Offering price per class A share (100/96.75 of $4.94)*	$5.11

Net asset value and offering price per class B share
Net asset value and offering price per class B share
($84,393,505 divided by 17,051,447 shares)**	$4.95

Net asset value and offering price per class C share
Net asset value and offering price per class C share
($11,498,313 divided by 2,329,442 shares)**	$4.94

Net asset value and redemption price per class M share
Net asset value and redemption price per class M share
($6,082,885 divided by 1,226,831 shares)	$4.96

Offering price per class M share
Offering price per class M share (100/98.00 of $4.96)*	$5.06

Net asset value, offering price and redemption price per class R share
Net asset value, offering price and redemption price per class R share
($224,530 divided by 45,470 shares)	$4.94

Net asset value, offering price and redemption price per class Y share
Net asset value, offering price and redemption price per class Y share
($152,011,165 divided by 30,848,146 shares)	$4.93

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/06 (Unaudited)

INTEREST INCOME	$ 11,482,351

EXPENSES

Compensation of Manager (Note 2)	1,348,061

Investor servicing fees (Note 2)	524,545

Custodian fees (Note 2)	87,292

Trustee compensation and expenses (Note 2)	26,398

Administrative services (Note 2)	15,227

Distribution fees — Class A (Note 2)	332,306

Distribution fees — Class B (Note 2)	422,977

Distribution fees — Class C (Note 2)	62,113

Distribution fees — Class M (Note 2)	13,006

Distribution fees — Class R (Note 2)	480

Other	94,869

Non-recurring costs (Notes 2 and 5)	3,827

Costs assumed by Manager (Notes 2 and 5)	(3,827)

Fees waived and reimbursed by Manager or affiliate (Notes 2 and 5)	(274,704)

Total expenses	2,652,570

Expense reduction (Note 2)	(75,426)

Net expenses	2,577,144

Net investment income	8,905,207

Net realized loss on investments (Notes 1 and 3)	(4,346,492)

Net realized loss on swap contracts (Note 1)	(1,643,574)

Net realized gain on futures contracts (Note 1)	187,171

Net unrealized depreciation of investments, futures
contracts, swap contracts, written options, and TBA sale
commitments during the period	(1,877,858)

Net loss on investments	(7,680,753)

Net increase in net assets resulting from operations	$ 1,224,454

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	5/31/06*	11/30/05

Operations:
Net investment income	$ 8,905,207	$ 15,875,503

Net realized gain (loss) on investments	(5,802,895)	996,415

Net unrealized depreciation of investments	(1,877,858)	(14,872,793)

Net increase in net assets resulting from operations	1,224,454	1,999,125

Distributions to shareholders: (Note 1)

From net investment income

Class A	(4,733,802)	(7,444,597)

Class B	(1,480,388)	(2,458,044)

Class C	(176,655)	(231,586)

Class M	(111,355)	(154,853)

Class R	(3,225)	(2,380)

Class Y	(2,963,845)	(4,192,771)

From net realized short-term gain on investments

Class A	—	(2,798,804)

Class B	—	(1,479,054)

Class C	—	(133,600)

Class M	—	(68,468)

Class R	—	(602)

Class Y	—	(1,375,915)

From net realized long-term gain on investments

Class A	(176,533)	—

Class B	(66,845)	—

Class C	(7,785)	—

Class M	(3,808)	—

Class R	(99)	—

Class Y	(94,029)	—

Redemption fees (Note 1)	631	2,947

Decrease from capital share transactions (Note 4)	(115,534,293)	(102,490,659)

Total decrease in net assets	(124,127,577)	(120,829,261)

NET ASSETS

Beginning of period	589,793,014	710,622,275

End of period (including undistributed net investment
income of $1,758,627 and $2,322,690, respectively)	$ 465,665,437	$ 589,793,014

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
May 31, 2006**	$5.02	.08(c,d)	(.07)	.01	(.09)	—(f)	(.09)	—(f)	$4.94	.24*	$211,455	.46*(c,d)	1.69*(c,d)	62.76*(g)
November 30, 2005	5.16	.13(c)	(.11)	.02	(.12)	(.04)	(.16)	—(f)	5.02	.45	299,066	1.04(c)	2.54(c)	388.61(g)
November 30, 2004	5.18	.10(c)	—(f)	.10	(.08)	(.04)	(.12)	—(f)	5.16	2.00	340,044	1.01(c)	1.82(c)	262.64
November 30, 2003	5.17	.06	.04	.10	(.06)	(.03)	(.09)	—	5.18	2.00	439,463.98		1.26	509.05(h)
November 30, 2002	5.10	.17	.12	.29	(.20)	(.02)	(.22)	—	5.17	5.85	588,232.97		3.18	538.64(h)
November 30, 2001	4.90	.26(e)	.19	.45	(.25)	—	(.25)	—	5.10	9.29	327,332.96		5.15	224.31(h)

CLASS B
May 31, 2006**	$5.03	.07(c,d)	(.08)	(.01)	(.07)	—(f)	(.07)	—(f)	$4.95	(.05)*	$84,394	.76*(c,d)	1.38*(c,d)	62.76*(g)
November 30, 2005	5.17	.10(c)	(.11)	(.01)	(.09)	(.04)	(.13)	—(f)	5.03	(.16)	113,794	1.64(c)	1.91(c)	388.61(g)
November 30, 2004	5.19	.06(c)	.01	.07	(.05)	(.04)	(.09)	—(f)	5.17	1.38	180,802	1.61(c)	1.21(c)	262.64
November 30, 2003	5.18	.03	.04	.07	(.03)	(.03)	(.06)	—	5.19	1.38	290,981	1.58	.65	509.05(h)
November 30, 2002	5.11	.14	.12	.26	(.17)	(.02)	(.19)	—	5.18	5.21	410,169	1.57	2.47	538.64(h)
November 30, 2001	4.91	.23(e)	.19	.42	(.22)	—	(.22)	—	5.11	8.61	194,202	1.56	4.49	224.31(h)

CLASS C
May 31, 2006**	$5.02	.06(c,d)	(.07)	(.01)	(.07)	—(f)	(.07)	—(f)	$4.94	(.12)*	$11,498	.84*(c,d)	1.30*(c,d)	62.76*(g)
November 30, 2005	5.16	.10(c)	(.12)	(.02)	(.08)	(.04)	(.12)	—(f)	5.02	(.31)	13,246	1.79(c)	1.79(c)	388.61(g)
November 30, 2004	5.18	.06(c)	—(f)	.06	(.04)	(.04)	(.08)	—(f)	5.16	1.24	16,629	1.76(c)	1.06(c)	262.64
November 30, 2003	5.17	.02	.04	.06	(.02)	(.03)	(.05)	—	5.18	1.23	28,346	1.73	.49	509.05(h)
November 30, 2002	5.10	.13	.12	.25	(.16)	(.02)	(.18)	—	5.17	5.06	38,613	1.72	2.38	538.64(h)
November 30, 2001	4.90	.21(e)	.20	.41	(.21)	—	(.21)	—	5.10	8.46	18,335	1.71	4.23	224.31(h)

CLASS M
May 31, 2006**	$5.04	.08(c,d)	(.07)	.01	(.09)	—(f)	(.09)	—(f)	$4.96	.17*	$6,083	.54*(c,d)	1.60*(c,d)	62.76*(g)
November 30, 2005	5.18	.13(c)	(.12)	.01	(.11)	(.04)	(.15)	—(f)	5.04	.28	6,481	1.19(c)	2.38(c)	388.61(g)
November 30, 2004	5.20	.09(c)	.01	.10	(.08)	(.04)	(.12)	—(f)	5.18	1.85	8,399	1.16(c)	1.66(c)	262.64
November 30, 2003	5.18	.05	.06	.11	(.06)	(.03)	(.09)	—	5.20	2.04	12,376	1.13	1.12	509.05(h)
November 30, 2002	5.11	.16	.12	.28	(.19)	(.02)	(.21)	—	5.18	5.68	21,874	1.12	3.07	538.64(h)
November 30, 2001	4.92	.25(e)	.18	.43	(.24)	—	(.24)	—	5.11	8.88	15,244	1.11	4.95	224.31(h)

CLASS R
May 31, 2006**	$5.02	.08(c,d)	(.08)	—	(.08)	—(f)	(.08)	—(f)	$4.94	.13*	$225	.59*(c,d)	1.52*(c)	62.76*(g)
November 30, 2005	5.16	.12(c)	(.11)	.01	(.11)	(.04)	(.15)	—(f)	5.02	.20	164	1.29(c)	2.39(c)	388.61(g)
12/1/03† to 11/30/04	5.18	.08(c)	.01	.09	(.07)	(.04)	(.11)	—(f)	5.16	1.78	72	1.26(c)	1.63(c)	262.64

CLASS Y
May 31, 2006**	$5.01	.09(c,d)	(.07)	.02	(.10)	—(f)	(.10)	—(f)	$4.93	.38*	$152,011	.34*(c,d)	1.79*(c,d)	62.76*(g)
November 30, 2005	5.15	.15(c)	(.12)	.03	(.13)	(.04)	(.17)	—(f)	5.01	.68	157,041	.79(c)	2.80(c)	388.61(g)
November 30, 2004	5.17	.11(c)	.01	.12	(.10)	(.04)	(.14)	—(f)	5.15	2.28	164,676	.76(c)	2.07(c)	262.64
November 30, 2003	5.16	.07	.05	.12	(.08)	(.03)	(.11)	—	5.17	2.27	172,240.73		1.51	509.05(h)
November 30, 2002	5.09	.18	.12	.30	(.21)	(.02)	(.23)	—	5.16	6.13	185,303.72		3.55	538.64(h)
November 30, 2001	4.90	.27(e)	.18	.45	(.26)	—	(.26)	—	5.09	9.35	171,498.71		5.41	224.31(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48	49

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† Commencement of operations.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 2):

	5/31/06	11/30/05	11/30/04

Class A	0.05%	0.01%	0.10%

Class B	0.05	0.01	0.10

Class C	0.05	0.01	0.10

Class M	0.05	0.01	0.10

Class R	0.05	0.01	0.10

Class Y	0.05	0.01	0.10

(d) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.05% of average net assets for the period ended May 31, 2006 (Note 5).

(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Limited Duration Government Fund (the “fund”), a Massachusetts business trust, formerly Putnam Intermediate U.S. Government Income Fund, is registered under the Investment Company Act of 1940, as amended, as a diversi-fied, open-end management investment company. The fund seeks high current income consistent with preservation of capital, through investments primarily in U.S. government securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped mortgage-backed securities The fund may invest in stripped mortgage-backed securities which represent a participation in mortgage loans and may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

K) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $496,579,294, resulting in gross unrealized appreciation and depreciation of $177,944 and $20,862,387, respectively, or net unrealized depreciation of $20,684,443.

M) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) the annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended May 31, 2006, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $17,288 of its management fee from the fund.

For the period ended May 31, 2006, Putnam Management has assumed $3,827 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended May 31, 2006, the fund incurred $611,837 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended May 31, 2006, the fund’s expenses were reduced by $75,426 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $347, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended May 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $7,194 and $115 from the sale of class A and class M shares, respectively, and received $61,396 and $403 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended May 31, 2006, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended May 31, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $289,051,591 and $391,859,892, respectively. Purchases and sales of U.S. government securities aggregated $3,285,274 and $3,315,000, respectively.

Written option transactions during the year are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of year	27,200,000	$1,051,960

Options opened	120,486,000	3,512,000
Options expired	—	—
Options closed	—	—

Written options
outstanding at
end of year	147,686,000	4,563,960

Note 4: Capital shares

At May 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 5/31/06:
Shares sold	5,121,210	$ 25,604,592

Shares issued
in connection
with reinvestment
of distributions	856,186	4,274,911

	5,977,396	29,879,503

Shares
repurchased	(22,744,203)	(113,268,115)

Net decrease	(16,766,807)	$ (83,388,612)

Year ended 11/30/05:
Shares sold	12,207,478	$ 62,228,710

Shares issued
in connection
with reinvestment
of distributions	1,838,826	9,380,306

	14,046,304	71,609,016

Shares
repurchased	(20,315,158)	(103,528,790)

Net decrease	(6,268,854)	$ (31,919,774)

CLASS B	Shares	Amount

Six months ended 5/31/06:
Shares sold	580,233	$3,907,962

Shares issued
in connection
with reinvestment
of distributions	422,956	1,114,641

	1,003,189	5,022,603

Shares
repurchased	(6,568,881)	(32,887,445)

Net decrease	(5,565,692)	$(27,864,842)

Year ended 11/30/05:
Shares sold	2,749,289	$14,031,144

Shares issued
in connection
with reinvestment
of distributions	634,119	3,281,808

	3,383,408	17,312,952

Shares
repurchased	(15,708,093)	(80,248,106)

Net decrease	(12,324,685)	$(62,935,154)

CLASS C	Shares	Amount

Six months ended 5/31/06:
Shares sold	183,077	$915,456

Shares issued
in connection
with reinvestment
of distributions	32,467	161,967

	215,544	1,077,423

Shares
repurchased	(525,741)	(2,624,706)

Net decrease	(310,197)	$(1,547,283)

Year ended 11/30/05:
Shares sold	1,088,427	$5,546,969

Shares issued
in connection
with reinvestment
of distributions	61,940	316,219

	1,150,367	5,863,188

Shares
repurchased	(1,731,145)	(8,832,846)

Net decrease	(580,778)	$ (2,969,658)

CLASS M	Shares	Amount

Six months ended 5/31/06:
Shares sold	253,470	$1,275,755

Shares issued
in connection
with reinvestment
of distributions	21,010	105,225

	274,480	1,380,980

Shares
repurchased	(333,624)	(1,674,528)

Net decrease	(59,144)	$(293,548)

Year ended 11/30/05:
Shares sold	224,680	$1,149,928

Shares issued
in connection
with reinvestment
of distributions	40,298	206,475

	264,978	1,356,403

Shares
repurchased	(599,481)	(3,070,888)

Net decrease	(334,503)	$(1,714,485)

CLASS R	Shares	Amount

Six months ended 5/31/06:
Shares sold	12,453	$62,112

Shares issued
in connection
with reinvestment
of distributions	667	3,324

	13,120	65,436

Shares
repurchased	(363)	(1,814)

Net increase	12,757	$63,622

Year ended 11/30/05:
Shares sold	26,173	$133,400

Shares issued
in connection
with reinvestment
of distributions	584	2,869

	26,757	136,269

Shares
repurchased	(7,910)	(40,457)

Net increase	18,847	$95,812

CLASS Y	Shares	Amount

Six months ended 5/31/06:
Shares sold	927,499	$ 4,528,614

Shares issued
in connection
with reinvestment
of distributions	595,874	3,057,874

	1,523,373	7,586,488

Shares
repurchased	(2,022,269)	(10,090,118)

Net decrease	(498,896)	$ (2,503,630)

Year ended 11/30/05:
Shares sold	1,852,811	$ 9,437,403

Shares issued
in connection
with reinvestment
of distributions	1,093,896	5,568,686

	2,946,707	15,006,089

Shares
repurchased	(3,550,950)	(18,053,489)

Net decrease	(604,243)	$ (3,047,400)

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In March 2006, the fund received $257,416 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Associate Treasurer and	Chief Compliance Officer
Putnam Retail Management	Principal Executive Officer
One Post Office Square		Mark C. Trenchard
Boston, MA 02109	Jonathan S. Horwitz	Vice President and
	Senior Vice President	BSA Compliance Officer
Custodian	and Treasurer
Putnam Fiduciary		Judith Cohen
Trust Company	Steven D. Krichmar	Vice President, Clerk and
	Vice President and	Assistant Treasurer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Wanda M. McManus
	Michael T. Healy	Vice President, Senior Associate
Trustees	Assistant Treasurer and	Treasurer and Assistant Clerk
John A. Hill, Chairman	Principal Accounting Officer
Jameson Adkins Baxter,		Nancy E. Florek
Vice Chairman	Beth S. Mazor	Vice President, Assistant Clerk,
Charles B. Curtis	Vice President	Assistant Treasurer
Myra R. Drucker		and Proxy Manager
Charles E. Haldeman, Jr.	James P. Pappas
Paul L. Joskow	Vice President
Elizabeth T. Kennan
Robert E. Patterson	Richard S. Robie, III
George Putnam, III	Vice President
W. Thomas Stephens
Richard B. Worley

This report is for the information of shareholders of Putnam Limited Duration Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA036 235152 7/06

Item 2. Code of Ethics: Not applicable Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits: (a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Limited Duration Government Income Fund

By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: July 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 27, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 27, 2006